Income Tax	6 Months Ended
Sep. 30, 2023
Income Tax [Abstract]
INCOME TAX

NOTE 5 — INCOME TAX

Income taxes consist of the following:

	For the 6 months period ended September 30, 2023	For the 6 months period ended September 30, 2022
	(US$)	(US$)
Current tax expenses	$-	$178,287
Deferred tax expense	(31,380)	78,663
Income tax expense	$(31,380)	$256,950

Deferred tax related to the translations of foreign operations consists of Lytus Technologies Private Limited a Wholly owned subsidiary from INR to USD have been calculated at the rate of the jurisdiction in which a subsidiary situated i.e. in India (at the rate 25.17% as of September 30, 2023 and March 31, 2023).

Accounting for Income Taxes

British Virgin Islands

Under the current laws of BVI, Lytus Technology Holdings PTV. Ltd. is not subject to tax on income or capital gains. In addition, payments of dividends by the Company to their shareholders are not subject to withholding tax in the BVI.

India (subsidiaries in India)

Income tax expense represents the sum of the current tax and deferred tax.

The charge for current tax is based on the result for the period adjusted for items which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the reporting date.

Current and deferred tax is recognized in the income statement unless the item to which the tax relates was recognized outside the income statement being other comprehensive income or equity. The tax associated with such an item is also recognized in other comprehensive income or equity respectively.